Exhibit 10.24
Attachment A To
Letter Agreement No. WJE-PA-05130-LA-2103908R1
[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Airframe Model/MTOW:		[***]	[***]	Configuration Specification:				[***]	2Q21 External Fcst
Engine Model/Thrust:		[***]	[***]	Airframe Price Base Year/Escalation Formula:				[***]	[***]
Airframe Price:			[***]	Engine Price Base Year/Escalation Formula:
Optional Features:			[***]
Sub-Total of Airframe and Features:			[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):			[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]
Buyer Furnished Equipment (BFE) Estimate:			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]
[***]			[***]
Deposit per Aircraft:			[***]

[***]
Delivery	Number of	[***]		[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
WJE-PA-05130_SA-2 121450-1F.txt Page 1
Boeing Proprietary

Exhibit 10.24
Attachment A To
Letter Agreement No. WJE-PA-05130-LA-2103908R1
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	[***]
WJE-PA-05130_SA-2 121450-1F.txt Page 2
Boeing Proprietary